UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin,	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2023 the Board of Directors (the Board) of Stratus Properties Inc. (Stratus), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, reclassified Charles W. Porter from a Class III director with a term expiring at the 2025 annual meeting of stockholders to a Class II director with a term expiring at the 2024 annual meeting of stockholders, or until his successor is elected and qualified. Mr. Porter resigned as a Class III director and was reappointed as a Class II director in order to fill the vacancy resulting from James C. Leslie’s retirement in November 2022 and to rebalance the class sizes to be as nearly equal in number as possible as required by Stratus’ Amended and Restated Certificate of Incorporation, as amended. Following Mr. Porter’s reclassification and upon the recommendation of the Nominating and Corporate Governance Committee, the Board also decreased the size of the board of directors from eight directors to seven directors.

Accordingly, Stratus’ directors are currently classified into the following three classes:

•Class I directors are Laurie L. Dotter, James E. Joseph and Michael D. Madden, and their terms will expire at the 2023 annual meeting of stockholders.

•Class II directors are Charles W. Porter and Neville L. Rhone, Jr., and their terms will expire at the 2024 annual meeting of stockholders.

•Class III directors are William H. Armstrong III and Kate B. Henriksen, and their terms will expire at the 2025 annual meeting of stockholders.

Each director will hold office until that director’s successor is elected and qualified.

Mr. Porter will continue to serve as the designated director of LCHM Holdings, LLC, pursuant to an Investor Rights Agreement between Stratus and Moffett Holdings, L.L.C., dated March 15, 2012, which was subsequently assigned to LCHM Holdings, LLC. Mr. Porter is not a member of any of the Board’s standing committees. Mr. Porter will continue to receive compensation for his Board service in accordance with Stratus’ standard compensation arrangements for non-employee directors, which are described in and incorporated herein by reference from Stratus’ Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2022, under the heading “Director Compensation”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer and
Principal Accounting Officer)

Date: March 24, 2023